Certification Pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

1.

The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 24, 2006	/s/ DAVID J. SCHOENWALD
David J. Schoenwald
Principal Executive Officer

I, David J. Schoenwald, Principal Financial Officer of New Alternatives Fund, Inc., certify that:

1.

The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 24, 2006	/s/ DAVID J. SCHOENWALD
David J. Schoenwald
Principal Financial Officer